Exhibit 99.42

                       GE CAPITAL MORTGAGE SERVICES, INC.
                                MONTHLY STATEMENT
                                  August, 1998
          Series 1998-12C, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of July 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                7.048248
                                                       -----------------------
       Weighted average maturity                                       175.91
                                                       -----------------------

A.       Amount of distribution allocable to principal and interest:

         The amounts below are for a Single Certificate of $1,000:
        1.
                               Principal
             Principal Per  Prepayments Per  Interest Per
       Class  Certificate     Certificate     Certificate    Payout Rate
       -----  -----------     -----------     -----------    -----------
       PO3   $  28.60330678 $  25.30501890  $ 0.00000000   %  0.00000000
       3A1   $  14.75288408 $  10.70959655  $ 5.41666658   %  6.49999989
       3A2   $   0.00000000 $   0.00000000  $ 5.41666522   %  6.49999826
       3A3   $   3.22543700 $   2.34144900  $ 5.41666700   %  6.50000040
       3A4   $  11.76795055 $   8.54273665  $ 5.41666663   %  6.49999995
       SUP3  $   0.00000000 $   0.00000000  $ 0.29620655   %  0.35544786
       3R    $1000.00000000 $ 725.90000000  $ 5.40000000   %  6.48000000
       3M    $   3.22543573 $   0.00000000  $ 5.41666509   %  6.49999811
       3B1   $   3.22544062 $   0.00000000  $ 5.41666572   %  6.49999886
       3B2   $   3.22544062 $   0.00000000  $ 5.41666572   %  6.49999886
       3B3   $   3.22543907 $   0.00000000  $ 5.41666141   %  6.49999369
       3B4   $   3.22541789 $   0.00000000  $ 5.41668087   %  6.50001705
       3B5   $   3.22544173 $   0.00000000  $ 5.41666943   %  6.50000331

       2.      Unanticipated Recoveries:                   $               0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                          Accrual Amount
      Class
       N/A             $         N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                           $          14,159.86
                                                                 ---------------

C. The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:        $     173,949,919.64
                                                                 ---------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                  532
                                                                 ---------------
       3.
     Beginning Aggregate Class   Ending Aggregate        Ending
       Certificate Principal    Class Certificate  Single Certificate
Class         Balance           Principal Balance       Balance         Cusip
-----         -------           -----------------       -------         -----
PO3  $              664,090.00  $      645,094.83  $           971.40
3A1  $           37,700,000.00  $   37,143,816.27  $           985.25  36157RMX0
3A2  $            2,300,000.00  $    2,300,000.00  $         1,000.00  36157RMY8
3A3  $           10,000,000.00  $    9,967,745.63  $           996.77  36157RMZ5
3A4  $          121,818,119.00  $  120,384,569.40  $           988.23  36157RNA9
SUP3 $          153,680,397.00  $  151,945,048.66  $           988.71
3R   $                  100.00  $            0.00  $             0.00  36157RNE1
3M   $            1,320,017.00  $    1,315,759.37  $           996.77  36157RNB7
3B1  $              440,005.00  $      438,585.79  $           996.77  36157RNC5
3B2  $              440,005.00  $      438,585.79  $           996.77  36157RND3
3B3  $              792,010.00  $      789,455.42  $           996.77  36157RPE9
3B4  $              264,003.00  $      263,151.48  $           996.77  36157RPF6
3B5  $              264,007.25  $      263,155.71  $           996.77  36157RPG4

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number             0        Principal Balance  $               0.00
                               --------                          ---------------
       2.   60-89 days
            Number             0        Principal Balance  $               0.00
                               --------                          ---------------
       3.   90 days or more
            Number             0        Principal Balance  $               0.00
                               --------                          ---------------
       4.   In Foreclosure
            Number             0        Principal Balance  $               0.00
                               --------                          ---------------
       5.   Real Estate Owned
            Number             0        Principal Balance  $               0.00
                               --------                          ---------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                           $               0.00
                                                                 ---------------

E.     Other Information:

       1.   Special Hazard Loss Amount:                    $               0.00
                                                              ------------------

       2.   Bankruptcy Loss Amount:                        $               0.00
                                                              ------------------

       3.   Fraud Loss Amount:                             $               0.00
                                                              ------------------

       4.   Certificate Interest Rate of the Class S Certificate: %  0.35544786
                                                                     -----------

*It has been the Company's experience that, with respect to the first Distribution Date after the closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.